AMENDMENT NO. 1 TO INVESTMENT ADVISORY AGREEMENT


     AMENDMENT NO. 1 TO INVESTMENT ADVISORY AGREEMENT made as of February 5, 2003 by and among ML-LEE ACQUISITION FUND II, L.P., a Delaware limited partnership (the "Fund"), THOMAS H. LEE ADVISORS II, L.P., a Delaware limited partnership (the "Investment Adviser"), and THOMAS H. LEE COMPANY (the "Lee Company"). The Fund, the Investment Adviser and the Lee Company are collectively referred to herein as the "Parties."


                            W I T N E S S E T H:
                            - --- - - - - - - -


         WHEREAS, the Parties entered into that certain Investment Advisory Agreement, dated as of November 10, 1989 (the "Agreement");

         WHEREAS, ML-Lee Acquisition Fund (Retirement Accounts) II, L.P. (the "Other Fund"), a business development company with the same investment objectives as, and under common control with, the Fund, has similarly retained the Investment Adviser to act as its investment adviser;

         WHEREAS, the Parties desire to amend the Agreement in certain respects in order to adjust the compensation of the Investment Adviser;

         WHEREAS, effective July 1, 1999, the Investment Adviser agreed to reduce its annual fee to an aggregate of $600,000 divided between the Fund and the Other Fund, which amendment was approved by the Individual General Partners of the Fund, but was not reflected in an amendment to the Agreement;

         WHEREAS, effective January 1, 2003, the Investment Adviser agreed to further reduce its annual fee to an aggregate of $300,000 divided between the Fund and the Other Fund, which reduction was approved by the Individual General Partners of the Fund and the Other Fund;

         WHEREAS, the Agreement may be amended by the Parties only if such amendment is specifically approved by the Individual General Partners of the Fund;

         WHEREAS, the Individual General Partners of the Fund have approved the amendments to the Agreement contained herein;

         NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereby agree as follows:


         1. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the
                  Agreement.

         2. Effective July 1, 1999 through December 31, 2002, the annual Investment Management Fee set forth in the first sentence of
                  Article III of the Agreement shall be an aggregate of $600,000 divided between the Fund and the Other Fund in proportion to the number of Units outstanding.

         3. Effective January 1, 2003, the annual Investment Management Fee set forth in the first sentence of Article III of the Agreement shall be an aggregate of $300,000 divided between the Fund and the Other Fund in proportion to the number of Units outstanding.

         4. The Parties acknowledge that the Fund is in dissolution. Notwithstanding such dissolution, the Parties agree that the Agreement remains in full force and effect, except as amended hereby.



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         IN WITNESS WHEREOF, the parties hereto have executed and delivered this
     Amendment No. 1 to Investment Advisory Agreement as of the date first above written.





                                 ML-LEE ACQUISITION FUND II, L.P.
                                 By:  Mezzanine Investments II, L.P.
                                 Managing General Partner
                                 By:  ML Mezzinine II Inc., its General Partner



                                 By:/s/ James V. Bruno
                                 ---------------------
                                 Name: James V. Bruno
                                 Title:   Vice President


                                 THOMAS H. LEE ADVISORS II, L.P.
                                 By:  T.H. Lee Mezzanine II, its General Partner


                                 By: /s/ David V. Harkins
                                 ------------------------
                                 Name:  David V. Harkins
                                 Title: President

                                 THOMAS H. LEE COMPANY


                                 By: /s/ Thomas H. Lee
                                 ---------------------
                                 Name: Thomas H. Lee
                                 Title: Chairman